Sara Lee Corporation Financial Summary - As Reported (in millions, except per share data - unaudited)	Exhibit 99

						Fiscal
	Fiscal 2011					2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
Continuing operations:

Net sales:

N. A. Retail	$695	$741	$670	$704	$2,810	$2,771
N. A. FS & Specialty Meats	274	290	243	279	1,086	1,082
Coffee & Tea	728	899	925	996	3,548	3,221
Australian Bakery	36	35	29	35	135	129
Intersegment	(6)	(7)	(7)	(7)	(27)	(32)

Total net sales	$1,727	$1,958	$1,860	$2,007	$7,552	$7,171

Operating income (loss):

N. A. Retail	$60	$84	$82	$71	$297	$333
N. A. FS & Specialty Meats	23	38	21	9	91	60
Coffee & Tea	90	109	134	119	452	592
Australian Bakery	2	(1)	—	(3)	(2)	5

Operating segment income	175	230	237	196	838	990

General corporate expenses	(27)	(50)	(47)	(79)	(203)	(272)
Mark-to-market derivative gain/(loss)	12	(2)	8	(7)	11	(13)
Amortization	(3)	(3)	(4)	(4)	(14)	(12)
Contingent sale proceeds	—	—	—	—	—	133

Total operating income	$157	$175	$194	$106	$632	$826

Income from continuing operations	$61	$88	$124	$78	$351	$589

Net income	$194	$833	$156	$113	$1,296	$527

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$61	$88	$124	$78	$351	$589
Net income (loss) from discontinued operations	$131	$743	$29	$33	$936	$(83)

Diluted earnings per share:

Continuing operations	$0.09	$0.14	$0.20	$0.13	$0.56	$0.85

Net income	$0.29	$1.30	$0.25	$0.19	$2.06	$0.73

Operating margin:

N. A. Retail	8.7%	11.4%	12.2%	10.0%	10.6%	12.0%
N. A. FS & Specialty Meats	8.5	13.0	8.5	3.4	8.4	5.5
Coffee & Tea	12.3	12.1	14.5	12.0	12.7	18.4
Australian Bakery	6.2	(2.0)	(2.0)	(9.5)	(1.7)	3.2

Total Sara Lee	9.1%	9.0%	10.4%	5.3%	8.4%	11.5%

Financial Summary - As Adjusted 1

(in millions, except per share data - unaudited)

						Fiscal
	Fiscal 2011					2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
Continuing operations:

Adjusted net sales:

N. A. Retail	$695	$741	$670	$704	$2,810	$2,719
N. A. FS & Specialty Meats	274	290	243	268	1,075	1,064
Coffee & Tea	728	896	912	978	3,514	3,199
Australian Bakery	36	35	29	35	135	142
Intersegment	(6)	(7)	(7)	(7)	(27)	(32)

Total adjusted net sales	$1,727	$1,955	$1,847	$1,978	$7,507	$7,092

Adjusted operating income (loss):

N. A. Retail	$61	$84	$83	$80	$308	$325
N. A. FS & Specialty Meats	25	38	22	25	110	84
Coffee & Tea	92	142	134	121	489	593
Australian Bakery	2	(1)	—	(3)	(2)	5

Adjusted operating segment income	180	263	239	223	905	1,007

General corporate expenses	(24)	(40)	(33)	(22)	(119)	(211)
Mark-to-market derivative gain/(loss)	12	(2)	8	(7)	11	(13)
Amortization	(3)	(3)	(4)	(4)	(14)	(12)
Contingent sale proceeds	—	—	—	—	—	—

Total adjusted operating income	$165	$218	$210	$190	$783	$771

Adjusted income from continuing operations	$81	$134	$132	$123	$470	$429

Adjusted net income	$137	$198	$185	$145	$665	$765

Amounts attributable to Sara Lee:
Adjusted net income from continuing operations	$81	$134	$132	$123	$470	$429
Adjusted net income from discontinued operations	$54	$62	$50	$20	$186	$315

Adjusted diluted earnings per share:

Continuing operations	$0.12	$0.21	$0.22	$0.21	$0.75	$0.62

Net income	$0.21	$0.31	$0.30	$0.24	$1.05	$1.08

Adjusted operating margin:

N. A. Retail	8.7%	11.4%	12.5%	11.3%	11.0%	11.9%
N. A. FS & Specialty Meats	9.2	13.0	8.9	9.5	10.2	8.0
Coffee & Tea	12.7	15.8	14.7	12.4	13.9	18.5
Australian Bakery	6.2	(2.0)	(2.0)	(7.5)	(1.2)	2.9

Total Sara Lee	9.6%	11.2%	11.4%	9.6%	10.4%	10.9%

(1)	The “adjusted” financial results are non-GAAP financial measures which are explained and reconciled to comparable US GAAP measures at the end of this report.

Consolidated Statements of Income

For the Fiscal Years ended July 2, 2011 and July 3, 2010 (in millions, except per share data - unaudited)

	Year ended
	July 2, 2011	July 3, 2010
Continuing operations
Net sales	$7,552	$7,171

Cost of sales	5,046	4,555
Selling, general and administrative expenses	1,777	1,874
Net charges for exit activities, asset and business dispositions	76	34
Impairment charges	21	15
Contingent sales proceeds	—	(133)

Operating income	632	826
Interest expense	117	138
Interest income	(31)	(23)
Debt extinguishment costs	55	—

Income from continuing operations before income taxes	491	711
Income tax expense (benefit)	140	122

Income from continuing operations	351	589

Discontinued operations:
Income (loss) from discontinued operations, net of tax expense (benefit) of $(41) and $484	209	(146)
Gain on sale of discontinued operations, net of tax expense of $568 and $74	736	84

Net income (loss) from discontinued operations	945	(62)

Net income	1,296	527

Less: Income from noncontrolling interests, net of tax
Discontinued operations	9	21

Net income attributable to Sara Lee	$1,287	$506

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$351	$589
Net income (loss) from discontinued operations	936	(83)

Earnings per share of common stock:
Basic
Income from continuing operations	$0.56	$0.86
Net income	$2.07	$0.74
Average shares outstanding	621	688

Diluted
Income from continuing operations	$0.56	$0.85
Net income	$2.06	$0.73
Average shares outstanding	625	691

Cash dividends declared per share of common stock	$0.46	$0.44

Consolidated Statements of Income

For the Quarters ended October 2, 2010, January 1, 2011, April 2, 2011 and July 2, 2011 (in millions, except per share data - unaudited)

	Quarter ended
	Oct. 2, 2010	Jan. 1, 2011	Apr. 2, 2011	July 2, 2011
Continuing operations
Net sales	$1,727	$1,958	$1,860	$2,007

Cost of sales	1,157	1,281	1,226	1,382
Selling, general and administrative expenses	409	463	436	469
Net charges for exit activities, asset and business dispositions	4	39	4	29
Impairment charges	—	—	—	21

Operating income	157	175	194	106
Interest expense	34	28	25	30
Interest income	(5)	(7)	(9)	(10)
Debt extinguishment costs	30	25	—	—

Income from continuing operations before income taxes	98	129	178	86
Income tax expense (benefit)	37	41	54	8

Income from continuing operations	61	88	124	78

Discontinued operations:
Income (loss) from discontinued operations, net of tax expense (benefit) of $25, $(199), $8 and $125	44	255	3	(93)
Gain on sale of discontinued operations, net of tax expense (benefit) of $166, $396, $14 and $(8)	89	490	29	128

Net income from discontinued operations	133	745	32	35

Net income	194	833	156	113

Less: Income from noncontrolling interests, net of tax
Discontinued operations	2	2	3	2

Net income attributable to Sara Lee	$192	$831	$153	$111

Amounts attributable to Sara Lee:
Net income from continuing operations	$61	$88	$124	$78
Net income from discontinued operations	131	743	29	33

Earnings per share of common stock:
Basic
Income from continuing operations	$0.09	$0.14	$0.21	$0.13
Net income	$0.29	$1.30	$0.25	$0.19
Average shares outstanding	653	638	605	588

Diluted
Income from continuing operations	$0.09	$0.14	$0.20	$0.13
Net income	$0.29	$1.30	$0.25	$0.19
Average shares outstanding	655	642	609	592

Cash dividends declared per share of common stock	$—	$0.115	$0.115	$0.23

Significant Items

(in millions, except per share data - unaudited)

	Fiscal 2011			Fiscal 2010
(In millions except per share data)	Pretax Income	Net Income	Diluted EPS Impact (1)	Pretax Income	Net Income	Diluted EPS Impact (1)

Continuing Operations:
Restructuring actions:
Severance/ retention costs	$(77)	$(52)	$(0.08)	$(22)	$(16)	$(0.02)
Lease and contractual obligation exit costs	—	—	—	(12)	(7)	(0.01)
Consulting/ advisory costs	(55)	(43)	(0.07)	(22)	(15)	(0.02)
Accelerated depreciation	(2)	(1)	—	(10)	(6)	(0.01)

Total Restructuring Actions	(134)	(96)	(0.15)	(66)	(44)	(0.06)

Impairment charges	(21)	(14)	(0.02)	(15)	(10)	(0.01)
Tax indemnification charge	—	—	—	(26)	(26)	(0.04)
Pension curtailment gain	—	—	—	17	11	0.02
Debt extinguishment costs	(55)	(35)	(0.06)	—	—	—

Impact of significant items on income from continuing operations before income taxes	(210)	(145)	(0.23)	(90)	(69)	(0.10)

UK net operating loss utilization	—	—	—	—	11	0.02
Tax on unremitted earnings	—	—	—	—	(121)	(0.18)
Tax audit settlement/reserve adjustments	—	26	0.04	—	197	0.29
Belgian tax proceedings	—	—	—	—	(44)	(0.06)
Tax valuation allowance adjustment	—	—	—	—	(5)	(0.01)
Tax credit adjustment	—	—	—	—	25	0.04
Deferred tax adjustment on repatriation	—	—	—	—	11	0.02
Other tax adjustments, net	—	—	—	—	12	0.02

Impact of significant items on income from continuing operations	(210)	(119)	(0.19)	(90)	17	0.02

Discontinued operations:
Restructuring actions:
Severance/ retention costs	(99)	(70)	(0.11)	(36)	(25)	(0.04)
Consulting/ advisory costs	(27)	(21)	(0.04)	(36)	(31)	(0.04)
Business disposition/ exit activities	—	—	—	(30)	(23)	(0.03)
Accelerated depreciation	(3)	(2)	—	(2)	(2)	—
Lease and contractual obligation exit costs	—	—	—	(2)	(1)	—
Impairment charges	—	—	—	(13)	(9)	(0.01)
Gain on the sale of discontinued operations	1,304	736	1.18	158	84	0.12
Licensing agreement termination charge	(39)	(27)	(0.04)	—	—	—
Antitrust (provision)/ reversal	27	18	0.03	(28)	(28)	(0.04)
Pension curtailment/withdrawal liability	(1)	(1)	—	(26)	(18)	(0.03)
Tax basis differences	—	120	0.19	—	2	—
Tax audit settlement/reserve adjustments	—	1	—	—	(2)	—
Tax valuation allowance adjustment	—	2	—	—	40	0.06
Tax on unremitted earnings	—	(6)	(0.01)	—	(427)	(0.62)
Capital loss carryforward benefit	—	—	—	—	22	0.03
Deferred tax adjustment on repatriation	—	—	—	—	9	0.01

Impact of significant items on income (loss) from discontinued operations	1,162	750	1.20	(15)	(409)	(0.59)

Impact of significant items on net income	$952	$631	$1.01	$(105)	$(392)	$(0.57)

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

Significant Items

(in millions, except per share data - unaudited)

	Quarter ended Oct. 2, 2010			Quarter ended Jan. 1, 2011
(In millions except per share data)	Pretax Income	Net Income	Diluted EPS Impact (1)	Pretax Income	Net Income	Diluted EPS Impact (1)

Continuing Operations:
Restructuring actions:
Severance/ retention costs	$(4)	$(2)	$—	$(39)	$(29)	$(0.04)
Consulting/ advisory costs	(2)	(2)	—	(4)	(3)	—
Accelerated depreciation	(2)	(1)	—	—	—	—

Total Restructuring Actions	(8)	(5)	(0.01)	(43)	(32)	(0.05)

Impairment charges	—	—	—	—	—	—
Debt extinguishment costs	(30)	(19)	(0.03)	(25)	(16)	(0.02)

Impact of significant items on income from continuing operations before income taxes	(38)	(24)	(0.04)	(68)	(48)	(0.07)

Tax audit settlement/reserve adjustments	—	4	0.01	—	2	—

Impact of significant items on income from continuing operations	(38)	(20)	(0.03)	(68)	(46)	(0.07)

Discontinued operations:
Restructuring actions:
Severance/ retention costs	(10)	(7)	(0.01)	(39)	(28)	(0.04)
Consulting/ advisory costs	(3)	(2)	—	—	—	—
Accelerated depreciation	—	—	—	(1)	(1)	—
Gain on the sale of discontinued operations	255	89	0.14	886	490	0.77
Licensing agreement termination charge	—	—	—	—	—	—
Antitrust reversal	—	—	—	—	—	—
Pension curtailment/withdrawal	—	—	—	(1)	—	—
Tax basis differences	—	2	—	—	223	0.35
Tax audit settlement/reserve adjustments	—	—	—	—	1	—
Tax valuation allowance adjustment	—	—	—	—	(3)	—
Tax on unremitted earnings	—	(5)	(0.01)	—	(1)	—

Impact of significant items on income from discontinued operations	242	77	0.12	845	681	1.06

Impact of significant items on net income	$204	$57	$0.08	$777	$635	$0.99

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

Significant Items

(in millions, except per share data - unaudited)

	Quarter ended Apr. 2, 2011			Quarter ended July 2, 2011
(In millions except per share data)	Pretax Income	Net Income	Diluted EPS Impact (1)	Pretax Income	Net Income	Diluted EPS Impact (1)

Continuing Operations:
Restructuring actions:
Severance/ retention costs	$(4)	$(2)	$—	$(30)	$(19)	$(0.03)
Consulting/ advisory costs	(13)	(8)	(0.01)	(36)	(30)	(0.05)
Accelerated depreciation	—	—	—	—	—	—

Total Restructuring Actions	(17)	(10)	(0.02)	(66)	(49)	(0.08)

Impairment charges	—	—	—	(21)	(14)	(0.02)
Debt extinguishment costs	—	—	—	—	—	—

Impact of significant items on income from continuing operations before income taxes	(17)	(10)	(0.02)	(87)	(63)	(0.11)

Tax audit settlement/reserve adjustments	—	2	—	—	18	0.03

Impact of significant items on income from continuing operations	(17)	(8)	(0.02)	(87)	(45)	(0.08)

Discontinued operations:
Restructuring actions:
Severance/ retention costs	(17)	(12)	(0.02)	(33)	(23)	(0.04)
Consulting/ advisory costs	(9)	(7)	(0.01)	(15)	(12)	(0.02)
Accelerated depreciation	(1)	(1)	—	(1)	—	—
Gain on the sale of discontinued operations	43	29	0.05	120	128	0.22
Licensing agreement termination charge	(39)	(27)	(0.04)	—	—	—
Antitrust reversal	—	—	—	27	18	0.03
Pension curtailment/withdrawal	(2)	(2)	—	2	1	—
Tax basis differences	—	—	—	—	(105)	(0.18)
Tax audit settlement/reserve adjustments	—	(1)	—	—	1	—
Tax valuation allowance adjustment	—	—	—	—	5	0.01
Tax on unremitted earnings	—	—	—	—	—	—

Impact of significant items on income from discontinued operations	(25)	(21)	(0.03)	100	13	0.02

Impact of significant items on net income	$(42)	$(29)	$(0.05)	$13	$(32)	$(0.05)

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

EPS Reconciliation - Reported to Adjusted

(in millions, except per share data - unaudited)

	Fiscal year ended July 2, 2011			Fiscal year ended July 3, 2010
	As Reported	Impact of Significant Items	Adjusted (1)	As Reported	Impact of Significant Items	Contingent Sale Proceeds	Impact of 53rd Week	Adjusted (1)
Continuing operations:

Income from continuing operations before income taxes	$491	$(210)	$701	$711	$(90)	$133	$15	$653

Income tax (benefit) expense	140	(91)	231	122	(107)	—	5	224

Income from continuing operations	351	(119)	470	589	17	133	10	429

Discontinued operations:
Income (loss) from discontinued operations, net of tax	209	14	195	(146)	(493)	—	11	336

Gain on sale of discontinued operations, net of tax	736	736	—	84	84	—	—	—

Net income (loss) from discontinued operations	945	750	195	(62)	(409)	—	11	336

Net income (loss)	1,296	631	665	527	(392)	133	21	765

Less: Income from noncontrolling interests, net of tax
Discontinued operations	9	—	9	21	—	—	—	21

Net income (loss) attributable to Sara Lee	$1,287	$631	$656	$506	$(392)	$133	$21	$744

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$351	$(119)	$470	$589	$17	$133	$10	$429
Net income (loss) from discontinued operations	936	750	186	(83)	(409)	—	11	315

Earnings per share of common stock:
Diluted
Income (loss) from continuing operations	$0.56	$(0.19)	$0.75	$0.85	$0.02	$0.19	$0.01	$0.62
Net income (loss)	$2.06	$1.01	$1.05	$0.73	$(0.57)	$0.19	$0.03	$1.08

Effective tax rate - continuing operations	28.5%		33.0%	17.1%				34.2%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this report.

EPS Reconciliation - Reported to Adjusted

(in millions, except per share data - unaudited)

	Quarter ended October 2, 2010			Quarter ended January 1, 2011
	As Reported	Impact of Significant Items	Adjusted (1)	As Reported	Impact of Significant Items	Adjusted (1)
Continuing operations:

Income from continuing operations before income taxes	$98	$(38)	$136	$129	$(68)	$197

Income tax (benefit) expense	37	(18)	55	41	(22)	63

Income from continuing operations	61	(20)	81	88	(46)	134

Discontinued operations:
Income (loss) from discontinued operations, net of tax	44	(12)	56	255	191	64

Gain on sale of discontinued operations, net of tax	89	89	—	490	490	—

Net income (loss) from discontinued operations	133	77	56	745	681	64

Net income	194	57	137	833	635	198

Less: Income from noncontrolling interests, net of tax
Discontinued operations	2	—	2	2	—	2

Net income (loss) attributable to Sara Lee	$192	$57	$135	$831	$635	$196

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$61	$(20)	$81	$88	$(46)	$134
Net income (loss) from discontinued operations	131	77	54	743	681	62

Earnings per share of common stock:
Diluted
Income (loss) from continuing operations	$0.09	$(0.03)	$0.12	$0.14	$(0.07)	$0.21
Net income (loss)	$0.29	$0.08	$0.21	$1.30	$0.99	$0.31

Effective tax rate - continuing operations	38.0%		40.6%	31.6%		32.0%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release.

EPS Reconciliation - Reported to Adjusted

(in millions, except per share data - unaudited)

	Quarter ended April 2, 2011			Quarter ended July 2, 2011
	As Reported	Impact of Significant Items	Adjusted (1)	As Reported	Impact of Significant Items	Adjusted (1)
Continuing operations:

Income from continuing operations before income taxes	$178	$(17)	$195	$86	$(87)	$173

Income tax (benefit) expense	54	(9)	63	8	(42)	50

Income from continuing operations	124	(8)	132	78	(45)	123

Discontinued operations:
Income (loss) from discontinued operations, net of tax	3	(50)	53	(93)	(115)	22

Gain on sale of discontinued operations, net of tax	29	29	—	128	128	—

Net income (loss) from discontinued operations	32	(21)	53	35	13	22

Net income (loss)	156	(29)	185	113	(32)	145

Less: Income from noncontrolling interests, net of tax
Discontinued operations	3	—	3	2	—	2

Net income (loss) attributable to Sara Lee	$153	$(29)	$182	$111	$(32)	$143

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$124	$(8)	$132	$78	$(45)	$123
Net income (loss) from discontinued operations	29	(21)	50	33	13	20

Earnings per share of common stock:
Diluted
Income (loss) from continuing operations	$0.20	$(0.02)	$0.22	$0.13	$(0.08)	$0.21
Net income (loss)	$0.25	$(0.05)	$0.30	$0.19	$(0.05)	$0.24

Effective tax rate - continuing operations	30.0%		31.9%	10.0%		29.2%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this report.

Operating Results by Business Segment

(in millions - unaudited)

	As Reported	Changes in Foreign Currency Exchange Rates	Acq./ Disp.	Impact of 53rd Week	As Adjusted (1)
Fiscal 2011
Net sales:
N. A. Retail	$2,810	$—	$—	$—	$2,810
N. A. FS & Specialty Meats	1,086	—	11	—	1,075
Coffee & Tea	3,548	—	34	—	3,514
Australian Bakery	135	—	—	—	135
Intersegment	(27)	—	—	—	(27)

Total net sales	$7,552	$—	$45	$—	$7,507

Fiscal 2010
Net sales:
N. A. Retail	$2,771	$—	$—	$52	$2,719
N. A. FS & Specialty Meats	1,082	(1)	—	19	1,064
Coffee & Tea	3,221	(27)	1	48	3,199
Australian Bakery	129	(15)	—	2	142
Intersegment	(32)	—	—	—	(32)

Total net sales	$7,171	$(43)	$1	$121	$7,092

	As Reported	Changes in Foreign Currency Exchange Rates	Acq./ Disp.	Restructuring Actions	Impairment Charges	Curtailment Gain/ Tax Indemnifcation	Contingent Sale Proceeds	Impact of 53rd Week	As Adjusted (1)
Fiscal 2011
Operating income:
N. A. Retail	$297	$—	$—	$(11)	$—	$—	—	$—	$308
N. A. FS & Specialty Meats	91	—	1	(5)	(15)	—	—	—	110
Coffee & Tea	452	—	3	(34)	(6)	—	—	—	489
Australian Bakery	(2)	—	—	—	—	—	—	—	(2)

Total operating segment income	838	—	4	(50)	(21)	—	—	—	905

General corporate expenses	(203)	—	—	(84)	—	—	—	—	(119)
Mark-to-market derivative gains/(losses)	11	—	—	—	—	—	—	—	11
Amortization of trademarks and other intangibles	(14)	—	—	—	—	—	—	—	(14)

Operating income	$632	$—	$4	$(134)	$(21)	$—	—	$—	$783

Fiscal 2010
Operating income:
N. A. Retail	$333	$—	$—	$(4)	$—	$7	—	$5	$325
N. A. FS & Specialty Meats	60	—	—	(12)	(15)	2	—	1	84
Coffee & Tea	592	(6)	—	(12)	—	—	—	17	593
Australian Bakery	5	—	—	—	—	—	—	—	5

Total operating segment income	990	(6)	—	(28)	(15)	9	—	23	1,007

General corporate expenses	(272)	1	—	(38)	—	(18)	—	(6)	(211)
Mark-to-market derivative gains/(losses)	(13)	—	—	—	—	—	—	—	(13)
Amortization of trademarks and other intangibles	(12)	—	—	—	—	—	—	—	(12)
Contingent sale proceeds	133	—	—	—	—	—	133	—	—

Operating income	$826	$(5)	$—	$(66)	$(15)	$(9)	133	$17	$771

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this report.

Operating Results by Business Segment - Net Sales

(in millions - unaudited)

	As Reported	Acquisitions/ Dispositions	As Adjusted (1)
First Quarter 2011
Net sales:
N. A. Retail	$695	$—	$695
N. A. FS & Specialty Meats	274	—	274
Coffee & Tea	728	—	728
Australian Bakery	36	—	36
Intersegment	(6)	—	(6)

Total net sales	$1,727	$—	$1,727

Second Quarter 2011
Net sales:
N. A. Retail	$741	$—	$741
N. A. FS & Specialty Meats	290	—	290
Coffee & Tea	899	3	896
Australian Bakery	35	—	35
Intersegment	(7)	—	(7)

Total net sales	$1,958	$3	$1,955

Third Quarter 2011
Net sales:
N. A. Retail	$670	$—	$670
N. A. FS & Specialty Meats	243	—	243
Coffee & Tea	925	13	912
Australian Bakery	29	—	29
Intersegment	(7)	—	(7)

Total net sales	$1,860	$13	$1,847

Fourth Quarter 2011
Net sales:
N. A. Retail	$704	$—	$704
N. A. FS & Specialty Meats	279	11	268
Coffee & Tea	996	18	978
Australian Bakery	35	—	35
Intersegment	(7)	—	(7)

Total net sales	$2,007	$29	$1,978

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this report.

Operating Results by Business Segment - Operating Income

(in millions - unaudited)

First Quarter 2011	As Reported	Restructuring Actions	Acq./ Disp.	Impairment Charges	As Adjusted (1)
Operating income:
N. A. Retail	$60	$(1)	$—	$—	$61
N. A. FS & Specialty Meats	23	(2)	—	—	25
Coffee & Tea	90	(2)	—	—	92
Australian Bakery	2	—	—	—	2

Total operating segment income	175	(5)	—	—	180

General corporate expenses	(27)	(3)	—	—	(24)
Mark-to-market derivative gains/(losses)	12	—	—	—	12
Amortization of trademarks and other intangibles	(3)	—	—	—	(3)

Operating income	$157	$(8)	$—	$—	$165

Second Quarter 2011
Operating income:
N. A. Retail	$84	$—	$—	$—	$84
N. A. FS & Specialty Meats	38	—	—	—	38
Coffee & Tea	109	(33)	—	—	142
Australian Bakery	(1)	—	—	—	(1)

Total operating segment income	230	(33)	—	—	263

General corporate expenses	(50)	(10)	—	—	(40)
Mark-to-market derivative gains/(losses)	(2)	—	—	—	(2)
Amortization of trademarks and other intangibles	(3)	—	—	—	(3)

Operating income	$175	$(43)	$—	$—	$218

Third Quarter 2011
Operating income:
N. A. Retail	$82	$(1)	$—	$—	$83
N. A. FS & Specialty Meats	21	(1)	—	—	22
Coffee & Tea	134	(1)	1	—	134
Australian Bakery	—	—	—	—	—

Total operating segment income	237	(3)	1	—	239

General corporate expenses	(47)	(14)	—	—	(33)
Mark-to-market derivative gains/(losses)	8	—	—	—	8
Amortization of trademarks and other intangibles	(4)	—	—	—	(4)

Operating income	$194	$(17)	$1	$—	$210

Fourth Quarter 2011
Operating income:
N. A. Retail	$71	$(9)	$—	$—	$80
N. A. FS & Specialty Meats	9	(2)	1	(15)	25
Coffee & Tea	119	2	2	(6)	121
Australian Bakery	(3)	—	—	—	(3)

Total operating segment income	196	(9)	3	(21)	223

General corporate expenses	(79)	(57)	—	—	(22)
Mark-to-market derivative gains/(losses)	(7)	—	—	—	(7)
Amortization of trademarks and other intangibles	(4)	—	—	—	(4)

Operating income	$106	$(66)	$3	$(21)	$190

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this report.

Explanation of Non-GAAP Financial Measures

Management measures and reports Sara Lee’s financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this release, Sara Lee highlights certain items that have significantly impacted the corporation’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total corporation for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; consulting and advisory costs, transformation program and Project Accelerate costs; impairment charges; pension partial withdrawal liability charges; debt extinguishment costs; spin-off related costs; tax charge on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; gains on the sale of discontinued operations; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Sara Lee or the applicable business segment or discontinued operations and to enable more meaningful comparability between financial results from period to period. Additionally, Sara Lee believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the corporation.

“Contingent sale proceeds are contingent proceeds from the sale of the company’s tobacco business in 1999. Under the sales agreement, Sara Lee received cash payments annually so long as tobacco continued to be a legal product in the specified countries. Our last cash payment was received on July 15, 2009. Contingent sale proceeds are not “significant items,” but are identified separately because the income is not generated by the company’s underlying business and has a finite term.

“Impact of 53rd week” is the financial impact to Sara Lee, in terms of additional sales, expense or income, resulting from fiscal 2010 having 53 weeks as compared to 52 weeks in the comparable fiscal years.

This release contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items, the receipt of contingent sale proceeds, the impact of acquisitions and dispositions, the impact of the 53rd week and changes in foreign currency exchange rates. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Sara Lee’s business that, when viewed together with Sara Lee’s financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Sara Lee’s historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding the impact of significant items. Management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Sara Lee’s historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining achievement of incentive compensation. Two of the three performance measures under Sara Lee’s annual incentive plan are net sales and operating income, which are the reported amounts as adjusted for significant items and possibly other items. Operating income, as adjusted for significant items, also may be used as a component of Sara Lee’s long-term incentive plans. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

Management also has received inquiries from investors seeking to better understand and project the corporation’s tax rate, which can be complex given the multiple foreign jurisdictions in which Sara Lee operates and the numerous tax rules with which it must comply. The information contained in the tables that reconcile the as adjusted to the as reported amounts for each fiscal period includes certain non-GAAP financial measures, and is intended to help investors better understand Sara Lee’s effective tax rate.

The following is an explanation of the non-GAAP financial measures presented in this release.

In the “EPS Reconciliation - Reported to Adjusted” tables each item in the “Adjusted” column of that table equals the indicated financial measure computed in accordance with GAAP less the impact of significant items, contingent sales proceeds and the impact of the 53rd week recognized in the fiscal period presented.

“Adjusted EPS” excludes from diluted EPS, as reported, for total Sara Lee, for continuing operations or for discontinued operations, as indicated, the per share impact of significant items, contingent sales proceeds and the impact of the 53rd week recognized in the fiscal period presented.

“Adjusted income from continuing operations” and “Adjusted net income (loss)” for continuing operations, for discontinued operations or for total Sara Lee, as indicated, excludes from the applicable net income (loss) the impact of significant items, contingent sale proceeds and the impact of the 53rd week.

“Adjusted net sales” for continuing operations or discontinued operations, as indicated, excludes from applicable net sales the impact of businesses acquired or divested after the start of the fiscal period and the impact of the 53rd week and also presents fiscal 2010 results at fiscal 2011 currency exchange rates.

“Adjusted operating income” for continuing operations or discontinued operations, as indicated, excludes from applicable operating income the impact of significant items, businesses acquired or divested after the start of the fiscal period, the impact of the 53rd week and also presents fiscal 2010 results at fiscal 2011 currency exchange rates.

“Adjusted operating margin” for continuing operations, a specified business segment or discontinued operations, as indicated, is a non-GAAP financial measure that equals adjusted operating income for the applicable portion of the business divided by adjusted net sales of the corporation (in the case of computing adjusted operating margin for continuing operations) or adjusted operating segment income for a business segment or discontinued operations divided by adjusted net sales for that business segment or discontinued operation (in the case of computing adjusted operating margin for a specific business segment or discontinued operations).

“Adjusted operating segment income” for continuing operations, a specified business segment or discontinued operations, as indicated, excludes from the applicable operating segment income measure the impact of significant items recognized by that portion of the business during the fiscal period presented, the results of businesses acquired or divested after the start of the fiscal period presented and the impact of the 53rd week, and also presents fiscal 2010 results at fiscal 2011 currency exchange rates.